Exhibit 10.3

Contract Code: 07102012657627

Maximum Mortgage Contract

Debtor:	Xingtai Zhongding Kirin Real Estate Development Co., Ltd.

Mortgagor:	Xingtai Zhongding Kirin Real Estate Development Co., Ltd.

Mortgagee:	Xingtai Chengjiao Rural Credit Cooperative Union

Nan’gong Rural Credit Cooperative Union
Qinghe Rural Credit Cooperative Union
Lincheng Rural Credit Cooperative Union
Nanhe Rural Credit Cooperative Union
Pingxiang Rural Credit Cooperative Union
Linxi Rural Credit Cooperative Union
Guangzong Rural Credit Cooperative Union
Baixiang Rural Credit Cooperative Union
Wei Rural Credit Cooperative Union
Ren Rural Credit Cooperative Union

Xingtai Chengjiao Rural Credit Cooperative Union

Maximum Mortgage Contract

No. 07102012657627

Mortgagor (Party A):	Xingtai Zhongding Kirin Real Estate Development Co., Ltd.

Mortgagee (Party B):	Xingtai Chengjiao Rural Credit Cooperative Union

Nan’gong Rural Credit Cooperative Union
Qinghe Rural Credit Cooperative Union
Lincheng Rural Credit Cooperative Union
Nanhe Rural Credit Cooperative Union
Pingxiang Rural Credit Cooperative Union
Linxi Rural Credit Cooperative Union
Guangzong Rural Credit Cooperative Union
Baixiang Rural Credit Cooperative Union
Wei Rural Credit Cooperative Union
Ren Rural Credit Cooperative Union

Party B constitutes Eleven (in words) county-level credit unions, among which Xingtai Chengjiao Rural Credit Cooperative Union, as the leading union, exercises the rights and bears the obligations on behalf of Party B.

For ensuring Party B’s claims, Party A is willing to provide a maximum mortgage guarantee for a series of claims created by Party B and the debtor, Xingtai Zhongding Kirin Real Estate Development Co., Ltd. This contract (“Contract”) is entered into by and between Party A and Party B through mutual agreement in accordance with relevant laws and regulations. Both parties shall comply with this Contract.

Article 1.	Collateral

Party A provides guarantee of assets listed in the List of the Collateral under Article 16 of this Contract.

Party A undertakes that it enjoys the ownership or dispose right of the collateral in accordance with laws.

Party A undertakes that the collaterals is not seized, possessed, in the dispute over the ownership, etc.

Article 2.	Guaranteed Claims

1.
Guaranteed claims shall be a series of claims arising from loans continually provided by Party B to the debtor from August 30, 2012 to August 29, 2014. The maximum amount shall be RMB One Hundred and Fifty Million (in words). In the event that, in accordance with this Contract, Party A performs the guarantee obligation, the performed amount shall be deducted from the maximum amount accordingly.

2.
At any time during the above period, Party B can continually and circularly provide loans to the debtor as long as the balance of unrecovered claims is less than the maximum amount. Party A shall provide guarantee, to the extent of such maximum amount, to Party B for the claim arising from loans provide by Party B, irrespective of the frequency and amount of each loan, or of whether the expiration date of debtor’s each debt exceeds the above period.

The balance of unrecovered claims including principal, interest (compound interest and default interest included), penalties, compensation and all the fees used for realization of the claim (including but not limited to costs, arbitration fees, property preservation fees, travel expense, enforcement fees, appraisal fees, auction charge, etc.)

3.
In the event that the debtors fails to fulfill its obligation under the principal contract, Party B has the right to require Party A to assume the guarantee liabilities within its guarantee scope regardless of whether Party B’s claims are secured by other guarantee (including but not limited to guarantee, mortgage, pledge, etc.) under the principal agreement.

4.
During the period as described under clause 1 herein, any contracts, agreements or other legal documents entered by and between Party B and the debtor that result in a debtor-creditor relationship shall be the principal contract of this Contract.

Article 3.	Term of the Existence of the Mortgage Right

The term of the existence of the mortgage right shall expire after two years of the expiration date of the limitation of actions.

Article 4.	The Execution and Amendment of the Guaranteed Principal Contract

Matters regarding the amount, term, interest rate, use of loan, etc. shall be agreed by Party B and the debtor in the principal contract.

Party A acknowledges that, the executions and amendments of the principal contracts by Party B and the debtor shall be deemed to have been obtained prior consent from Party A which does not need to be notified, and the guarantee liability of the Party A shall not be reduced or remitted.

During the term of the existence of the mortgage right, upon the adjustment of the state legal interest, the amendments of the interest rates in principal contracts shall be deemed to have been obtained prior consent from Party A which does not need to be notified, and the guarantee liability of the Party A shall not be reduced or remitted.

Article 5.	The Severability of the Validity of the Contract

The validity of the Contract is independent with the principal contract. The completely or partial invalidity of the principal contract will not affect the validity of the Contract. In the event that the principal contract is declared void, Party A shall use the collateral to assume the guarantee liability for any debt arising from return of assets or compensation of loss by the debtor.

Article 6.	Safekeeping of the Collateral

During the term of the existence of the mortgage right, Party A has the obligation of safekeeping the collateral, maintaining the collateral in good condition and accepting for inspection, from time to time, by Party B from time to time. In the event of the impairment, loss of the collateral or other situations that result in significant value reduction of the collateral, Party A shall notify Party B in a timely manner and provide other guarantee equivalent to the impaired value of the collateral in ten business days.

Article 7.	Insurance of the Collateral

During the term of the existence of the mortgage right, before the full repayment of the claims, Party A shall purchase property insurance with typical types and amounts as designated by Party B in accordance with the relevant laws. Before the full repayment of the claims, Party A shall not cease or cancel the insurance. In the event that the insurance expires before the full repayment of the guaranteed claims, Party A shall extend the insurance period accordingly.

Party B shall keep the original insurance policy during the term of the existence of the mortgage right.

Party A shall require the insurer to note on the insurance policy that, Party B shall be the preferred beneficiary (namely, the first beneficiary). The insurer shall directly pay insurance proceeds to the bank account designated by Party B once insured accidents occurred. In the event that, the collateral is insured without indicating Party B as the preferred beneficiary, such indication of preferred beneficiary for Party B shall be made or amended.

Party A agrees that Party B is entitled to handle the insurance proceeds in following manners, and Party A will assist Party B to conduct relevant procedures:

1)	repay or repay in advance the principal, interest and relevant fees of the debt under the principal contract;

2)	to transfer the insurance proceeds as fixed deposit and take the deposit receipt as a pledge;

3)	with consent from Party B, use the insurance proceeds to repair the collateral for recovery of the value of the collateral

4)	deposit such insurance proceeds in a third party designated by Party B;

5)	Party A may dispose the insurance proceeds freely if Party A has provided Party B with a new security that meets Party B’s requirements.

Article 8.	Compensation for Damage by the Third Party

During the term of the existence of the mortgage right, if the third party’s actions result in the reduction of collateral, the compensation for damage shall be deposited in the back account designated by Party B. Party A agrees that Party B is entitled to handle such compensation for damage in following manners, and Party A will assist Party B to conduct relevant procedures:

1)	repay or prepay the principal, interest and relevant fees under the principal contract

2)	transfer the compensation for damage as fixed deposit and take the deposit receipt as a pledge

3)	with consent from Party B, use the compensation for damage to repair the collateral for recovery of the value of the collateral

4)	deposit such compensation for damage in a third party designated by Party B

5)	Party A may dispose the compensation for damage freely if Party A has provided Party B with a new security that meets Party B’s requirements.

During the term of the existence of the mortgage right, if the value of collateral is insufficient to satisfy the principal, interest and relevant fees under the principal contract as a result of actions of third party, Party A shall provide an new guarantee accepted by Party B. The remainder of the collateral, whose value has not been reduced, shall still be used as the guarantee of the claims.

Article 9.	The Disposal of the Collateral

1.
During the term of the existence of the mortgage right, Party A shall not grant, transfer, lease, remortgage, relocate or dispose the collateral under this contract in any other means without written consent from Party B.

2.
During the term of the existence of the mortgage right, Party A shall obtain prior written consent from Party B before its disposal of the collateral. Party A agrees that Party B is entitled to handle the compensation of collateral in following manners:

1)	repay or repay in advance the principal, interest and relevant fees of the debt under the principal contract;

2)	to transfer the consideration as fixed deposit and take the deposit receipt as a pledge;

3)	deposit such consideration in a third party designated by Party B;

4)	Party A may dispose the consideration freely if Party A has provided Party B with a new security that meets Party B’s requirements.

Article 10.	The Realization of the Collateral

Party B has the right to dispose the collateral legally in any of the following events:

1)	Party B has not been repaid when all or part of the principals or interests under the principal contract became due

2)	Other circumstances that Party B can realize the collateral in advance as provided under the principal contract

Article 11.	Default and Remedies

During the term of the existence of the mortgage right，if Party A violates Article 1, Article 6, Article 7, Article 8 and Article 9 under the Contract, Party B has the right to request Party A to rectify the default within prescribed term, provide relevant security, compensate the losses and may dispose the collateral in advance.

Party A agrees that Party B has right to deal with the consideration deriving from disposal of the collateral in following manners:

1)	repay or repay in advance the principal, interest and relevant fees of the debt under the principal contract;

2)	to transfer the consideration as fixed deposit and take the deposit receipt as a pledge;

3)	deposit such consideration in a third party designated by Party B;

4)	Party A may dispose the consideration freely if Party A has provided Party B with a new security that meets Party B’s requirements.

Article 12.	Registration and Write Off of the Collateral

The collateral shall be registered in accordance with relevant laws and regulations. The parties hereto shall complete the registration of mortgage with relevant authority after execution of this Contract. Party A shall deliver the mortgage right certificate, mortgage registration document and other certificate of rights of the collateral to Party B on the day that this Contract becomes effective.

Party B and Party A shall complete relevant procedures to write off the mortgage registration in a timely fashion when all the debts under the principal contract and the Contract have been repaid.

Article 13.	Expenses

All relevant expenses of valuation, notarization, insurance, registration, appraisal, maintenance and deposit under this Contract shall be borne by Party A.

Article 14.	Other Provisions Agreed by the Parties

1.	Party B has the right to collect the principal and interest of the loan in advance if the debtor fails to repay the due interest.

2.

Article 15.	Dispute Settlement of the Contract

Disputes arising from the performance of the Contract may be solved through negotiation. If the parties cannot reach resolution through negotiation, the disputes shall be settled in the following No. 1 means:

1. Bring a suit in the court where Party B is located in;

2. Submit the disputes to  arbitration commission ( the arbitration will be held in  ) for arbitration in accordance with its then effective arbitration rules. The arbitration is final and binding on both parties.

The provisions of the Contract that are not involved in the disputes shall continue to be performed during the period of litigation or arbitration.

Article 16.	List of the Collateral

The list of the collateral under this contract as follows:

List of the collateral

Name of the collateral	Code of property certificate	Value as recorded in the invoice of the Collateral	Appraised Value of the Collateral (￥ten thousand)	Amount secured for other debts (￥Ten thousand)	Note
Land Use Right	Xing Shi Guo Yong (2011) No.384		37708.31	N/A	121,074.17 square meters

Article 17.	The Contract Will Be effective Upon Satisfaction of the Following Conditions

1.
The Contract has been signed by the legal representatives or authorized representative or stamped by Party A (signing only if Party A is a nature person) and signed by the person in charge or authorized representative and stamped by Party B;

2.	The collateral as specified in List of the Collateral, which has been registered in accordance with relevant laws and regulations.

Article 18.	The Contract is executed in eleven originals

Article 19.	Declaration

1.	Party A acknowledges Party B’s business scope and authorization clearly;

2.
Party A has read all clauses of the Contract and paid special attention to the clauses in boldface. As requested by Party A, Party B has explained the clauses of the Contract. Party A is aware of and fully understands the meaning and the legal consequences of the clauses of the Contract.

3.	Party A has the power and authorization to execute the Contract.

PartyA(Seal):	Xingtai Zhongding Kirin Real Estate Development Co., Ltd(Seal)
HU, Longlin (Stamp) / SHI, Lixia (Stamp)

Legal Representative (Responsible Officer) or Authorized Representative (SIGNATURE): SHI, Lixia

1	Party B(Seal): Xingtai Chengjiao Rural Credit Cooperative Union (Seal) / DONG, Jingliang (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): DONG, Jingliang

2	Party B(Seal): Lincheng Rural Credit Cooperative Union (Seal) / DONG, Pingtang (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): QI, Hua

3	Party B(Seal): Baixiang Rural Credit Cooperative Union (Seal) / ZHANG, Qunbao (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): TANG, Zhenling

4	Party B(Real): Linxi Rural Credit Cooperative Union (Seal) / LIU, Peiping (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): CHEN, Shuguo

5	Party B(Seal): Guangzong Rural Credit Cooperative Union (Seal) / ZHAO, Shaobo(Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): YAN, Xiaoshu

6	Party B(Seal): Qinghe Rural Credit Cooperative Union (Seal) / DU, Yanjun (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): WEI, Baozhang

7	Party B(Seal): Nanhe Rural Credit Cooperative Union (Seal) / ZHANG, Zhiqiang (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): LIU, Lei

8	Party B(Seal): Wei Rural Credit Cooperative Union (Seal) / ZHAO, Shufang (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): FAN, Changrong

9	Party B(Seal): Nan’gong Rural Credit Cooperative Union (Seal) / CHANG, Shibin (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): REN, Lijun

10	Party B(Seal): Pingxiang Rural Credit Cooperative Union (Seal) / LI, Qingbin (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): HAO, Jianxia

11	Party B(Seal): Ren Rural Credit Cooperative Union (Seal) / ZHANG, Shiyong (Stamp)

Responsible Officer or Authorized Representative (SIGNATURE): LIU, Guowang

Signing Date: August 30, 2012